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                                                                    EXHIBIT 99.1

 METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A

$304,203,000        Class A 6.85% Asset Backed Notes
$26,452,783         Class B Fixed Rate Asset Backed Notes

STATEMENT TO NOTEHOLDERS PURSUANT TO SECTION 5.06 OF THE
        TRANSFER AND SERVICING AGREEMENT

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
Payment Date:                                                                                                       21-Sep-98

(i)  Amount of principal being paid on the Notes:
               (a)  Class A Notes                                                                                       $0.00
                    per $1,000 original principal amount:                                                         $0.00000000

               (b)  Class B Notes                                                                                       $0.00
                    per $1,000 original principal amount:                                                         $0.00000000

               (c)  Total                                                                                               $0.00

(ii)  Amount of interest being paid on the Notes
               (a)  Class A Notes                                                                               $1,736,492.13
                    per $1,000 original principal amount:                                                         $5.70833335

               (b)  Class B Notes                                                                                 $151,001.30
                    per $1,000 original principal amount:                                                         $5.70833322

               (c)  Total                                                                                       $1,887,493.43

(iii) Balances at the end of the related Collection Period
               (a)  Pool Balance at the end of the related Collection Period                                  $330,655,783.00
               (b)  aggregate Principal Balance of the Receivables                                            $330,603,576.96
               (c)  amount in the Principal Funding Account                                                        $52,206.04

(iv)  After giving effect to distributions on this Distribution Date:
               (a)  outstanding principal amount of Class A Notes:                                            $304,203,000.00
               (b)  Class A Note Pool Factor:                                                                      $1.0000000

(v)  Amount of Servicing Fee being paid:                                                                          $137,773.24

(vi)  Amount of Administration Fee being paid:                                                                        $500.00

(vii)  Aggregate Acquisition Amounts for Collection Period:
               (a) by Transferor                                                                                        $0.00
               (b) by Servicer                                                                                          $0.00

(viii) Amount of Realized Losses for the Collection:                                                                    $0.00

(ix)   Ending Reserve Account Balance:                                                                          $4,742,046.01

(x)    Specified Reserve Account Balance:                                                                       $4,742,046.01

(xi)    (a)  Noteholders' Class A Interest Distributable Amount:                                                $1,736,492.13
        (b)  Noteholders' Class B Interest Distributable Amount:                                                  $151,001.30
        (c)  Class A Noteholders' Principal Distributable Amount:                                                       $0.00
        (d)  Class B Noteholders' Principal Distributable Amount:                                                       $0.00
        (e)  Amount withdrawn from Reserve Account per Section 5.05(c) or (d)                                           $0.00

(xii)  Deliquency Summary
        (a)  Delinquencies 61 to 90 days                                                                          $268,226.90
        (b)  Delinquencies over 90 days                                                                           $171,789.46

(xiii)  Deliquency Summary - % of aggregate principal balance of the receivables
        (a)  Delinquencies 61 to 90 days                                                                                 0.08%
        (b)  Delinquencies over 90 days                                                                                  0.05%
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